Exhibit 10.2

Seventh Amendment to Amended and Restated PCS Services Agreement

Between Sprint Spectrum L.P. and Virgin Mobile USA, L.P.

This Seventh Amendment (“Seventh Amendment”) is made to that certain Amended and Restated PCS Services Agreement between Sprint Spectrum L.P. (“Sprint PCS”) and Virgin Mobile USA, L.P. (formerly Virgin Mobile USA, LLC) (“VMU”) dated October 16, 2007, as amended, (the “PCS Services Agreement”). Capitalized terms not defined in this Seventh Amendment are defined in the PCS Services Agreement.

1.	Schedule 1.0 of the PCS Services Agreement and Exhibit A to Schedule 1.0 are deleted in their entirety and replaced with Schedule 1.0 and Exhibit A to Schedule 1.0 attached to this Seventh Amendment.

2.	Except as specifically provided above, the PCS Services Agreement remains in effect in accordance with its terms.

IN WITNESS HEREOF, the parties have executed this Seventh Amendment as of the dates indicated below.

SPRINT SPECTRUM L.P.		VIRGIN MOBILE USA, L.P. (formerly Virgin Mobile USA, LLC)

By:	/James D. Patterson/	By:	/Daniel H. Schulman/

Name:	James D. Patterson	Name:	Daniel H. Schulman

Title:	President Wholesale	Title:	Chief Executive Officer

Date:	12/22/2008	Date:	12/22/2008

Sprint PCS / Virgin Mobile USA Confidential Information

Schedule 1.0

PCS Service Pricing

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